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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Post-Effective Amendment No. 68 to the Registration Statement on Form N-4, No. 333-79311 of RiverSource(R) RAVA 5 Advantage Variable Annuity/ RiverSource(R) RAVA 5 Select Variable Annuity/ RiverSource(R) RAVA 5 Access Variable Annuity (Offered for contract applications signed prior to April 30, 2012) of our report dated February 24, 2012 relating to the consolidated financial statements of RiverSource Life Insurance Company and to the use of our report dated April 20, 2012 with respect to the financial statements of RiverSource Variable Account 10, which appear in Post-Effective Amendment No. 66 to the Registration Statement on Form N-4, No. 333-79311 of RiverSource(R) RAVA 5 Advantage Variable Annuity/ RiverSource(R) RAVA 5 Select Variable Annuity/ RiverSource(R) RAVA 5 Access Variable Annuity (Offered for contract applications signed prior to April 30, 2012). We also consent to the reference to us as experts under the heading "Independent Registered Public Accounting Firm" in such Registration Statement.

                                                  /s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota
October 9, 2012

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            Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in the Statement of Additional Information and to the use of our report dated February 23, 2011 with respect to the consolidated financial statements of RiverSource Life Insurance Company and to the use of our report dated April 22, 2011 with respect to the financial statements of RiverSource Variable Account 10 included in Post-Effective Amendment No. 66 to the Registration Statement (Form N-4, No. 333-79311) which has been incorporated by reference in this Post-Effective Amendment No. 68 to the Registration Statement (Form N-4, No. 333-79311) for the registration of the RiverSource (R) RAVA 5 Advantage Variable Annuity, RiverSource(R) RAVA 5 Select Variable Annuity and RiverSource(R) RAVA 5 Access Variable Annuity (Offered for contract applications signed prior to April 30, 2012) offered by RiverSource Life Insurance Company.

                                                          /s/ Ernst & Young LLP

Minneapolis, Minnesota
October 9, 2012